Exhibit 10.2 SECOND AMENDMENT TO CREDIT AGREEMENT THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 25, 2021, is entered into by and among HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation (“Company”), HYDROFARM, LLC, a California limited liability company (“HYD”), FIELD 16, LLC, a Delaware limited liability company (“F16”), HOUSE & GARDEN, INC., a Nevada corporation (“H&G”), HUMBOLDT WHOLESALE, INC., a California corporation (“HBW”), AURORA INNOVATIONS, LLC, an Oregon limited liability company (“Aurora Innovations”, and together with the Company, HYD, F16, H&G, HBW, and any other Person incorporated under the laws of a jurisdiction located in the U.S. who is joined as a Borrower in accordance with the terms of the Credit Agreement referred to below, each individually, a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”), HYDROFARM INVESTMENT CORP., a Delaware corporation (“HIC”), HYDROFARM HOLDINGS LLC, a Delaware limited liability company (“HHL”), EHH HOLDINGS, LLC, a Delaware limited liability company (“EHH”), SUNBLASTER LLC, a Delaware limited liability company (“Sunblaster”), HYDROFARM CANADA, LLC, a Delaware limited liability company (“HCL”), SUNBLASTER HOLDINGS ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia (“SUN”), EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a corporation organized under the laws of the Province of British Columbia (“EDDI”), HOUSE & GARDEN HOLDINGS, LLC, a Delaware limited liability company (“H&G Holdings”), GOTHAM PROPERTIES LLC, an Oregon limited liability company (“Gotham”), AURORA INTERNATIONAL, LLC, an Oregon limited liability company (“Aurora International”), ALLIED IMPORTS & LOGISTICS, INC., a California corporation (“Allied”), AURORA PEAT PRODUCTS ULC, an unlimited liability corporation existing under the laws of the Province of Alberta (“APP”), GREENSTAR PLANT PRODUCTS INC., a federal corporation organized under the laws of Canada (“GPP” and together with HIC, HHL, EHH, Sunblaster, HCL, SUN, H&G Holdings, Gotham, Aurora International, Allied, APP and any other Person who is joined as a Loan Guarantor in accordance with the terms of the Credit Agreement referred to below, each individually, a “Loan Guarantor”, and individually and collectively, jointly and severally, the “Loan Guarantors”, and the Borrowers and the Loan Guarantors are collectively referred to herein as the “Loan Parties” and each individually, a “Loan Party”), the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). RECITALS A. Reference is hereby made to that certain Credit Agreement, dated as of March 29, 2021 (as amended by that First Amendment and Joinder to Credit Agreement, dated as of August 31, 2021, and as may be further amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment is hereinafter referred to as the “Credit Agreement”), by and among the Borrowers, the other Loan Parties from time to time party thereto, the Administrative Agent, and the financial institutions from time to time party thereto (collectively, the “Lenders”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without being defined herein shall have the meanings ascribed to such terms in the Credit Agreement. B. The Loan Parties have informed the Administrative Agent and the Lenders that the Loan Parties desire to enter into that certain Credit and Guaranty Agreement, dated as of the date hereof (the “Term Loan Agreement”), by and among Borrowers, the other Loan Parties from time to time party thereto as borrowers or guarantors, JPMorgan Chase Bank, N.A., as the Administrative Agent and Collateral Agent, and the lenders party thereto from time to time (the “Term Loan Lenders”), pursuant to which the Term Loan Lenders will establish a senior secured term loan facility in the original principal amount of

2 $125,000,000 (the “Term Loan Facility”). C. Prior to the effectiveness of this Amendment, the Credit Agreement restricts the ability of the Borrowers to enter into the Term Loan Agreement and incur the Indebtedness under the Term Loan Facility. D. As such, the Loan Parties have requested that the Administrative Agent and the Lenders (1) amend the Existing Credit Agreement to effect such amendments as may be necessary or appropriate to effect the Term Loan Agreement and (2) make certain other amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to make such amendments to effect the Term Loan Agreement, and make such other amendments, in each case subject to and pursuant to the terms and conditions set forth herein. E. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, neither the Administrative Agent’s nor any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: AGREEMENT 1. Amendments to Credit Agreement. Subject to the satisfaction in full of the conditions precedent set forth in Section 2 hereof, effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows: a. The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order: “ “ABL Priority Collateral” has the meaning set forth in the Intercreditor Agreement.” “ “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of October 25, 2021, by and among the Loan Parties party thereto, the Administrative Agent and the Term Loan Agent under the Term Loan Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.” “Material Real Estate Asset” means any individual Real Estate Asset owned in fee with a fair market value equal to or greater than $12,500,000. “Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Loan Party in any real property. “ “Second Amendment” means that certain Second Amendment to the Credit Agreement, dated as of the Second Amendment Effective Date, by and between the Loan Parties, the Administrative Agent, and the Lenders party thereto.” “ “Second Amendment Effective Date” means October 25, 2021.”

3 “ “Term Loan Agent” means JPMorgan Chase Bank, N.A.in its capacity as administrative agent and collateral agent under the Term Loan Agreement.” “ “Term Loan Agreement” means that certain Credit and Guaranty Agreement, dated as of October 25, 2021, by and among the Company, the Borrowers and the other Loan Parties from time to time party thereto as borrowers or guarantors, the lenders from time to time party thereto and the Term Loan Agent.” “ “Term Loan Documents” means the Term Loan Agreement and the other Credit Documents (as defined therein), as the same may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time.” “ “Term Loan Indebtedness” means the Indebtedness evidenced by the Term Loan Documents.” “ “Term Loan Lenders” means lenders under the Term Loan Agreement.” “ “Term Loan Priority Collateral” has the meaning set forth in the Intercreditor Agreement.” b. The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “ “Loan Documents” means, collectively, this Agreement, any promissory notes issued pursuant to this Agreement, any Letter of Credit Agreement, the Collateral Documents, each Compliance Certificate, the Loan Guaranty, the Canadian Guarantee and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements, letter of credit applications and any agreements between the Borrower Representative and the Issuing Bank regarding the respective rights and obligations between the applicable Borrower and the Issuing Bank in connection with the issuance by the Issuing Bank of Letters of Credit, the Intercreditor Agreement and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.” c. The definition of “Prepayment Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “ “Prepayment Event” means: (a) any Disposition (including pursuant to a sale and leaseback transaction) of any ABL Priority Collateral (or, after the Term Loan Obligations Payment Date (as defined in the Intercreditor Agreement), any Disposition of any Collateral of any Loan Party or any Subsidiary);

4 (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any ABL Priority Collateral (or, after the Term Loan Obligations Payment Date (as defined in the Intercreditor Agreement), any property or asset of any Loan Party or any Subsidiary); (c) subject to the Intercreditor Agreement, the issuance by the Company of any Equity Interests, or the receipt by the Company of any capital contribution, except in connection with any Permitted Acquisition; or (d) subject to the Intercreditor Agreement, the incurrence by any Loan Party or any Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01.” d. Section 3.07 of the Credit Agreement is hereby amended by deleting the last sentence hereof and inserting the following: “No Loan Party nor any of their Subsidiaries, sells products, inventory or services directly to marijuana/cannabis growers operating in any country that prohibits the sale and use of marijuana/cannabis products other than in accordance with the applicable laws of such country. For the avoidance of doubt, neither Loan Party nor Subsidiaries, sells products, inventory or services directly to marijuana/cannabis growers in the United States.” e. Section 5.02 of the Credit Agreement is hereby amended by deleting the text “; and” at the end of clause (k) thereof, deleting the period at the end of clause (l) thereof and substituting in lieu thereof “; and”, and adding the following new clause (m) thereto: “(m) the occurrence of any Default (as defined in the Term Loan Agreement).” f. Section 5.14(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereto and inserting the following clause (ii): “(ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any parcel of real property owned by any Loan Party that is a Material Real Estate Asset.” g. Section 5.14(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “(b) Each Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its directly owned Subsidiaries (other than Foreign Subsidiaries that are controlled foreign corporations and not organized under the applicable law of Canada or any province or territory of Canada), and (ii) 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequences to the Loan Parties) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each directly owned Subsidiary that is a Foreign Subsidiary that is a controlled foreign

5 corporation and that is not organized under the applicable law of Canada or any province or territory of Canada (other than ELTAC XXI S.L.U., an entity organized under the laws of Spain) to, in each case, be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, subject to the rights of the Term Loan Agent and the Term Loan Lenders as set forth in the Intercreditor Agreement and pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request. h. Section 6.01 of the Credit Agreement is hereby amended by deleting the text contained in clause (e)(ii) and replacing it with the following: “(ii) the aggregate principal amount of all such Indebtedness shall not exceed the greater of (x) $10,000,000 at any time outstanding and (y) 10% of EBITDA of the Loan Parties at any one time outstanding, calculated on a trailing 12 month pro forma basis after giving effect to any such Indebtedness recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c).” i. Section 6.01 of the Credit Agreement is hereby amended by deleting clause (i) thereto and inserting the following clause (i): “(i) Indebtedness of a Person existing at the time such Person becomes a Subsidiary of a Loan Party following the Effective Date, which Indebtedness is in existence at the time such Person becomes a Subsidiary and is not created in connection with or in contemplation of such Person becoming a Subsidiary; provided that the aggregate principal amount of all such Indebtedness in the aggregate shall not exceed the greater of (x) $10,000,000 and (y) 10% of EBITDA of the Loan Parties for such period at any time outstanding, calculated on a trailing 12 month pro forma basis after giving effect to any such Indebtedness recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c);” j. Section 6.01 of the Credit Agreement is hereby amended by deleting clause (l) thereto and replacing it with the following: “(l) Indebtedness of the Loan Parties associated with the deferred purchase price of Acquisitions consummated on or prior to the Second Amendment Effective Date and described in Schedule 6.01(l) and (ii) to the extent constituting Indebtedness, unsecured earnouts and seller Indebtedness issued in connection with any Permitted Acquisition not to exceed $30,000,000 at any time outstanding;” k. Section 6.01 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (m) and by deleting clause (n) thereto and replacing it with the following clauses (n), (o) and (p): “(n) (i) Term Loan Indebtedness in an aggregate principal amount not to exceed 110% of the Term Loan Indebtedness existing on the Second Amendment Effective Date, plus (ii) Additional Term Loans (as defined in the Term Loan Agreement as in effect on the Second Amendment Effective Date) and Incremental Equivalent Debt (as defined in the Term Loan Agreement as in effect on the Second Amendment Effective Date) no

6 greater in aggregate principal amount than the greater of $95,000,000 and 100% of Consolidated Adjusted EBITDA (as defined in the Term Loan Agreement as in effect on the Second Amendment Effective Date) calculated on a trailing 12 month pro forma basis after giving effect to any such incurrence recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c), plus (iii) Incremental Equivalent Debt and Additional Term Loans in an amount not to exceed clause (b) of the definition of Incremental Cap (each as defined in the Term Loan Credit Agreement as in effect on the date hereof, including without limitation, as to any component definitions included in such definition and with the First Lien Debt Ratio referenced therein calculated on a trailing 12 month pro forma basis after giving effect to any such incurrence recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c)), minus (iv) all payments, prepayments and repayments of the principal of the Term Loan under the Term Loan Agreement, Additional Term Loans or Incremental Equivalent Debt other than Refinance Indebtedness; provided that the foregoing reduction shall apply only to the debt facility which shall have been so paid, prepaid, or repaid;” “(o) other Indebtedness of the Loan Parties in an aggregate principal amount not to exceed the greater of (x) $50,000,000 and (y) 50% of EBITDA of the Company for such period at any time outstanding, calculated on a trailing 12 month pro forma basis after giving effect to any such Indebtedness recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c); and” “(p) Capital Leases of the Loan Parties entered into in connection with sale- leaseback transactions permitted by Section 6.06; provided, that (A) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing and (B) such Indebtedness shall be secured only by the facility which is the subject of such Capital Lease.” l. Section 6.02 of the Credit Agreement is hereby amended by deleting clause (d) thereof and replacing it with the words “Intentionally Omitted”, deleting the text “and” at the end of clause (p) thereof, replacing the period at the end of clause (q) with “;” and adding the following new clauses (r), (s), (t) and (u) thereto: “(r) Liens securing the Term Loan Indebtedness permitted under Section 6.01(n) as long as such Liens are subject to the Intercreditor Agreement, or, in the case of Incremental Equivalent Debt permitted under Section 6.01(n) provided by Persons other than the Term Loan Lenders, such Liens are subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent;” “(s) Liens securing Indebtedness permitted under Section 6.01(i); provided that such Liens are of a type described in Section 6.01(i) and are not created in contemplation of or in connection with such Person becoming a Subsidiary, such Liens will not apply to any other property of any Loan Party, such Liens will secure only those obligations secured by such Liens on the date such Person becomes a Subsidiary and in the event such Liens are secured by ABL Priority Collateral, such Liens are subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent;” “(t) Liens securing (i) Indebtedness permitted pursuant to Section 6.01(e),

7 provided, any such Lien shall encumber only the asset acquired, constructed or improved with the proceeds of such Indebtedness and in the event such Liens are secured by ABL Priority Collateral, such Liens are subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent and (ii) Indebtedness permitted pursuant to Section 6.01(p), provided any such Lien shall encumber only the facility that is the subject of such Capital Lease;” “(u) additional Liens so long as the aggregate outstanding principal amount of the obligations secured thereby at the time such Lien is incurred does not exceed the greater of (x) $50,000,000 and (y) 50% of EBITDA of the Company for such period at any time outstanding (calculated on a trailing 12 month pro forma basis after giving effect to any such Indebtedness recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)- (c)) and in the event such Liens are secured by ABL Priority Collateral, such Liens are subject to an intercreditor agreement reasonably satisfactory to the Administrative Agent.” m. Section 6.04 of the Credit Agreement is hereby amended by (i) replacing the reference to “$250,000 in clause (f) thereof with the amount “$2,500,000”, (ii) deleting the text “and” at the end of clause (p) thereof, (iii) deleting the period at the end of clause (q) thereof and substituting in lieu thereof “; and”, and adding the following new clause (r) thereto: “(r) the following Investments so long as before and after giving effect to such Investment, Excess Availability calculated on a pro forma basis after giving effect to such Investment is not less than an amount equal to 15% of the Aggregate Revolving Commitment: (i) other Investments by a Loan Party in an aggregate amount not to exceed $75,000,000 since the Second Amendment Effective Date, if no Default or Event of Default has occurred or is continuing or would result therefrom; (ii) additional Investments by a Loan Party in an aggregate amount not to exceed the Available Amount (as defined in the Term Loan Agreement as in effect on the Second Amendment Effective Date, including, without limitation, as to any component definitions included in such definition) as of such date, if no Default or Event of Default has occurred or is continuing or would result therefrom; and (iii) additional Investments by the Company or any of its Subsidiaries if, after giving effect thereto, the Total Leverage Ratio (as defined in the Term Loan Agreement, as in effect on the Second Amendment Effective Date including, without limitation, as to any component definitions included in such definition) would be less than 3.00 to 1.00 (calculated on a trailing 12 month pro forma basis after giving effect to any such Investment recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01(a)-(c), if no Default or Event of Default has occurred or is continuing or would result therefrom.” n. Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Sale and Leaseback Transactions. No Loan Party will, nor will

8 it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), provided that the Loan Parties and their Subsidiaries may become and remain liable as lessee, guarantor or other surety with respect to any such lease which is a Capital Lease permitted pursuant to Section 6.01(e); provided, further, that (A) the material terms and conditions of such sale-leaseback transaction (including any Capital Lease in connection with such transaction) shall be reasonably satisfactory to the Administrative Agent, (B) [reserved], (C) the lessor (or lenders under any Capital Lease) in connection with such transaction shall agree to provide the Administrative Agent access to the Collateral located at such facility pursuant to an agreement reasonably satisfactory to Administrative Agent (the terms of which shall include subordination and non-disturbance provisions with respect to any such Collateral, and other terms as may be reasonably required by Administrative Agent), (D) the amount of consideration payable to the Company or its Subsidiaries (and the aggregate principal amount of Indebtedness in respect of any Capital Leases) in any such transaction shall not exceed the fair market value of any such facility (determined in good faith by the board of directors of the Company (or similar governing body)) and (E) the Net Proceeds with respect to any such Capital Lease shall be applied to repay Indebtedness to the extent required pursuant to Section 2.11(c).” o. Section 6.08(b) of the Credit Agreement is hereby further amended by deleting the period at the end of clause (v) thereof and substituting in lieu thereof “;”, and adding the following new clauses (vi) and (vii) thereto: “(vi) payment of (i) Indebtedness of the Company and its Subsidiaries associated with the deferred purchase price of Acquisitions consummated on or prior to the Second Amendment Effective Date, and (ii) to the extent constituting Indebtedness, unsecured earnouts and seller Indebtedness issued in connection with any Permitted Acquisition not to exceed $30,000,000 at any time outstanding; provided that in each case of clauses (i) and (ii), the Payment Conditions shall have been satisfied with respect to any such payment; and provided further that, with respect to any deferred purchase price or earnouts or similar obligation due in connection with the Acquisition of APP permitted pursuant to clause (i) above, (x) the Payment Conditions (except for clause (b)(B) of the definition thereof) shall have been satisfied with respect to any such payment and (y) such payment shall not exceed $25,000,000; and” “ (vii) with respect to any Term Loan Indebtedness, Additional Term Loans or Incremental Equivalent Debt permitted under Section 6.01(n) (A) any regularly scheduled principal or cash interest payments with respect to any Term Loan Indebtedness or (B) any mandatory prepayment resulting from, and with proceeds of, a Disposition of Term Loan Priority Collateral or resulting from, and with proceeds of insurance on Term Loan Priority Collateral, or (C) any mandatory prepayment resulting from Consolidated Excess Cash Flow (as defined in the Term Loan Agreement as in effect on the Second Amendment Effective Date), so long as no Event of Default is then in existence or would result from such payment, (D) other mandatory prepayments, or any optional or voluntary prepayment of principal (whether by set-off, redemption, defeasance, or other payment or distribution) with respect to any Term Loan Obligations; provided, in each case under this clause (D), (x) there is no Event of Default then in existence or resulting from such payment, (y) Excess Availability is no less than 15% of the Aggregate Revolving Commitment after

9 giving effect to any such payment and (z) the Fixed Charge Coverage Ratio, calculated on a trailing 12 month pro forma basis after giving effect to any such payment recomputed for the most recent fiscal month for which financial statements have been or were required to be delivered to the Administrative Agent pursuant to Section 5.01 (a)-(c), is not less than 1.15 to 1.00. p. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Subordinated Indebtedness, (b) its charter, articles or certificate of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing documents, (c) any agreement constituting Material Indebtedness, to the extent any such amendment, modification or waiver would be adverse to the Lenders or (d) any Term Loan Document other than as permitted pursuant to the Intercreditor Agreement.” q. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Compliance with Laws. No Loan Party will, nor will it permit any Subsidiary to, sell products, inventory or services directly to marijuana/cannabis growers operating in any country that prohibits the sale and use of marijuana/cannabis products other than in accordance with the applicable laws of such country.” r. Article VII of the Credit Agreement is hereby amended by amending and restating clause (j) thereof in its entirety to read as follows: “(j) (i) the occurrence of any Default (as defined in the Term Loan Agreement) or the breach of any of the terms or provisions of any Term Loan Document, which default or breach continues beyond any period of grace therein provided, (ii) the termination or breach of the Intercreditor Agreement by any Loan Party, or (iii) the attempt by any Loan Party to terminate or challenge in writing the validity of its obligations under the Intercreditor Agreement;” s. Article VII of the Credit Agreement is hereby further amended by amending and restating clause (l) thereof in its entirety to read as follows: “(l) (i) the Term Loan Agent or any Term Loan Lender fails to comply with the terms of the Intercreditor Agreement or (ii) the Intercreditor Agreement is no longer enforceable;” t. Article VII of the Credit Agreement is hereby further amended by amending and restating clause (t) thereof in its entirety to read as follows: “(t) (i) except as permitted by the terms of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) any Lien securing any Secured Obligation shall cease to be a perfected Lien having (x) with respect to any ABL Priority Collateral, a first priority interest and (y) with respect to any Term Loan Priority Collateral,

10 a second priority interest;” u. Schedule 6.01 of the Credit Agreement is hereby amended by inserting Schedule 6.01(l) attached hereto as Annex A. 2. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the date on which each of the following conditions precedent has been satisfied in full (the “Effective Date”): a. Amendment. Each of the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders shall have duly executed and delivered this Amendment, and the Administrative Agent shall have received a fully executed counterpart hereof. b. Term Loan Documents. Administrative Agent shall have received (i) true, correct and complete copies of the Term Loan Document as in effect on the Effective Date, together with and all other material documents, agreements and/or instruments executed and/or delivered in connection therewith and (ii) evidence that the Term Loan Lenders shall have advanced to the Loan Parties $125,000,000 on the Effective Date pursuant to the Term Loan Agreement. c. Intercreditor Agreement. Each of the Term Loan Agent, the Administrative Agent, the Borrowers and the other Loan Parties shall have duly executed and delivered the Intercreditor Agreement, and the Administrative Agent shall have received a fully executed counterpart hereof. d. No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of each Borrower and each other Loan Party, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in this Amendment and the other Loan Documents are true and correct as of such date and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent. e. Representations and Warranties. The representations and warranties of the Loan Parties set forth herein and in the Loan Documents must be true and correct in all material respects with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). f. Secretary’s Certificate. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the date hereof and executed by its Secretary, Assistant Secretary or other Responsible Officer, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, as amended by this Amendment, to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party and, in the case of each Borrower, its Financial Officers or certify that the officers whose signatures appear on the officer’s certificate most recently delivered to the Administrative Agent remain duly authorized

11 and empowered to execute this Amendment and each other Loan Document , (C) contain either (x) appropriate attachments, including the certificate, constitution or articles of incorporation or organization (“Charter”) of each Loan Party certified by the relevant authority of the jurisdiction of organization or incorporation of such Loan Party and a true and correct copy of its memorandum and articles of association, bylaws, constitution or operating, management or partnership agreement, or other organizational or governing documents (“Bylaws”) or (y) certify that (x) no action for any amendment, modification or other change to the Charter of each Loan Party and all amendments thereto has been taken since the prior delivery of such Charter to the Administrative Agent, or is pending, and each Charter previously delivered by each Loan Party to the Lenders and Administrative Agent remains in full force and effect as of the date hereof and (y) no action for any amendment, modification or other change to the Bylaws of each Loan Party and all amendments thereto has been taken since the prior delivery of such Bylaws to the Administrative Agent, or is pending, and the Bylaws previously delivered by each Loan Party to the Lenders and Administrative Agent remain in full force and effect as of the date hereof; and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction. g. Fees and Expenses. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. h. Other Required Documentation. The Administrative Agent shall have received such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested. 3. Representations and Warranties. Each Borrower and each other Loan Party represents and warrants as follows: a. Authority; Enforceability. The transactions contemplated by this Amendment are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and approvals and, if required, actions and approvals by equity holders. This Amendment and each other Loan Document (as amended or modified hereby) to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable Insolvency Laws, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. b. Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). c. No Default. At the time of and immediately after giving to this Amendment, no Default or Event of Default has occurred and is continuing.

12 4. Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. The other terms of Section 9.09 and 9.10 of the Credit Agreement shall apply hereto as if fully set forth herein, mutatis mutandis. 5. Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, emailed pdf. or any other electronic means that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law shall be effective as delivery of a manually executed counterpart of this Amendment. Each party agrees that this Amendment may be electronically signed, and that any electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. As used herein, “electronic signatures” mean any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record. Notwithstanding the foregoing, the Loan Parties shall promptly deliver original signatures of this Amendment to the Administrative Agent. 6. Reference to and Effect on the Loan Documents. a. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “hereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. b. Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers and the other Loan Parties to Administrative Agent and the Lenders without defense, offset, claim, or contribution. c. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 7. Intercreditor Agreement. Each Lender hereby (a) agrees that the Credit Agreement and the other Loan Documents, and the rights and remedies of the Administrative Agent and the Lenders hereunder and thereunder, are subject to the terms of the Intercreditor Agreement (and to the extent any terms of the Credit Agreement or any other Loan Document conflicts or is inconsistent with the terms thereof, the terms of the Intercreditor Agreement shall control), (b) agrees that Liens in respect of the Term Loan Priority Collateral that secure the Obligation shall be junior and subordinate to the Liens on Term Loan Priority Collateral that secure the Term Loan Obligations (as defined in the Intercreditor Agreement), as set forth in the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement, and (d) hereby authorizes and instructs the Agent to enter into the Intercreditor Agreement.

13 8. Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. 9. Release; Covenant Not to Sue. a. Each Loan Party hereby absolutely and unconditionally releases and forever discharges Administrative Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising under or related to the Loan Documents from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified. b. Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agree that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. c. Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation. 10. Estoppel. To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations. 11. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14 12. Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 13. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

[Signature Page to Second Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. EXISTING BORROWERS: HYDROFARM HOLDINGS GROUP, INC., a Delaware corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM, LLC, a California limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer FIELD 16, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HOUSE & GARDEN, INC., a Nevada corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HUMBOLDT WHOLESALE, INC., a California corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement] AURORA INNOVATIONS, LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement] GUARANTORS: HYDROFARM INVESTMENT CORP., a Delaware corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM HOLDINGS LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer EHH HOLDINGS, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer SUNBLASTER LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer HYDROFARM CANADA, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement] SUNBLASTER HOLDINGS ULC, an unlimited liability corporation existing under the laws of the Province of British Columbia By: /s/ Jeffrey Peterson Name: Jeffrey Peterson Title: Director EDDI’S WHOLESALE GARDEN SUPPLIES LTD., a corporation organized under the laws of the province of British Columbia By: /s/ William Toler Name: William Toler Title: President HOUSE & GARDEN HOLDINGS, LLC, a Delaware limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer GOTHAM PROPERTIES LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer AURORA INTERNATIONAL, LLC, an Oregon limited liability company By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement] ALLIED IMPORTS & LOGISTICS, INC., a California corporation By: /s/ B. John Lindeman Name: B. John Lindeman Title: Chief Financial Officer AURORA PEAT PRODUCTS ULC, an unlimited liability corporation existing under the laws of the Province of Alberta By: /s/ William Toler Name: William Toler Title: President GREENSTAR PLANT PRODUCTS INC., a federal corporation organized under the laws of Canada By: /s/ William Toler Name: William Toler Title: President

[Signature Page to Second Amendment to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender, Administrative Agent, Issuing Bank and Swingline Lender By: /s/ Hashim Kamal Name: Hashim Kamal Title: Authorized Signer

JPMORGAN CHASE BANK, N.A., Toronto Branch By: /s/ Bruce Watson Name: Bruce Watson Title: Authorized Officer

Annex A SCHEDULE 6.01(l) Certain Deferred Purchase Price Indebtedness